SCHEDULE 14A
                                   (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                                SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934 (Amendment No.        )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement            [  ]Confidential, For Use of
                                               the Commission Only (as
                                               permitted by Rule
                                               14a-6(e)(2))
[  ]Definitive Proxy Statement
[X] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                             Tech/Ops Sevcon, Inc.
                          (Name of Registrant as Specified in Its Charter)

                              (Name of Person(s) Filing Proxy Statement,
                                            if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was Paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
  (1)  Amount Previously Paid:
  (2)  Form, Schedule or Registration Statement No.:
  (3)  Filing Party:
  (4)  Date Filed:

The Definitive Proxy Statement of Tech/Ops Sevcon, Inc. filed with the Securities and Exchange Commission on December 19, 2001 is supplemented by the addition of the following information:

The fees for services provided by Arthur Andersen LLP to us in 2001 were as follows:
Audit Fees.............................................. $56,696
Financial Information Systems Design and
Implementation Fees  ................................... $     -
All Other Fees.......................................... $ 83,271